UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22265

Western Asset Municipal Defined Opportunity Trust Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor,

New York, NY 10018

(Address of principal executive offices) (Zip code)

George P. Hoyt

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: November 30

Date of reporting period: November 30, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2020

WESTERN ASSET

MUNICIPAL DEFINED OPPORTUNITY TRUST INC. (MTT)

Beginning in or after January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

*

Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Fund objectives

The Fund’s primary investment objective is to provide high current income exempt from federal income tax* and then to liquidate on or about April 30, 2021 and distribute all of the Fund’s net assets to shareholders. As a secondary investment objective, the Fund will seek total return. There can be no assurance the Fund’s investment objectives will be achieved.

As a fundamental policy, the Fund seeks to achieve its primary investment objective by investing, under normal market conditions, at least 80% of its net assets in investment grade municipal securities, the interest on which is exempt from federal income tax.

II	Western Asset Municipal Defined Opportunity Trust Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Municipal Defined Opportunity Trust Inc. for the twelve-month reporting period ended November 30, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. As a result of the transaction, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and the subadviser became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the Fund prior to the transaction. The Fund’s manager and subadviser continue to provide uninterrupted services with respect to the Fund pursuant to new management and subadvisory agreements that were approved by Fund shareholders.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of November 30, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.5 trillion.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

December 31, 2020

Western Asset Municipal Defined Opportunity Trust Inc.	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide high current income exempt from federal income tax and then to liquidate on or about April 30, 2021 and distribute all of the Fund’s net assets to shareholders. As a secondary investment objective, the Fund will seek total return. There can be no assurance the Fund’s investment objectives will be achieved.

As a fundamental policy, the Fund seeks to achieve its primary investment objective by investing, under normal market conditions, at least 80% of its net assets in investment grade municipal securities, the interest on which is exempt from federal income tax. The Fund may invest up to 20% of its net assets in municipal securities rated below investment grade (commonly known as “high yield” or “junk” bonds) at the time of purchase by at least one nationally recognized statistical rating organization or which, if unrated, we deemed to be of comparable quality. The Fund may also invest up to 20% of its net assets in investments that generate income that is subject to federal income tax and in municipal securities, the interest on which is subject to the federal alternative minimum tax (“AMT”), and as a result, a portion of the Fund’s distributions may be taxable to holders of common shares. The Fund may use a variety of derivative instruments as part of its investment strategies or for hedging and/or risk management purposes.

In purchasing securities and other investments for the Fund, we may take full advantage of the entire range of maturities and durationsi offered by municipal securities and may adjust the average maturity or duration of the Fund’s portfolio from time to time, depending on our assessment of the relative yields available on securities of different maturities and durations and our expectations of future changes in interest rates.

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may lend portfolio securities, invest in certain instruments, including inverse floating rate securities, participate in the creation of tender option bonds and enter into transactions such as short sales, that have the economic effect of financial leverage (“effective leverage”), provided that the Fund will not make such investments if, upon completion of the investment, the effective leverage of the Fund would be greater than 10% of the Fund’s total assets.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Robert E. Amodeo and David T. Fare.

Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets, in general, posted mixed results over the twelve-month reporting period ended November 30, 2020. Most spread sectors (non-Treasuries) lagged equal duration Treasuries amid periods of heightened volatility. This was driven by a number of factors, including extreme risk aversion as the COVID-19 pandemic escalated, sharply falling global growth, aggressive monetary policy accommodation from the Federal Reserve Board (the “Fed”)ii, ongoing trade conflicts and a number of geopolitical issues.

Both short- and long-term U.S. Treasury yields moved sharply lower during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.61% and rose as high as 1.66% on December 12, 2019. The low for the period of 0.11% occurred several times toward the end of July 2020, the beginning of August 2020, and the end of September 2020, and ended the period at 0.16%. The yield for the ten-year Treasury began the reporting period at 1.78% and moved as high as 1.93% on December 23, 2019. The low of 0.52% occurred on August 4, 2020 and ended the period at 0.84%.

The municipal bond market produced a positive absolute return but underperformed its taxable bond counterpart during the twelve-month reporting period. Over that time, the Bloomberg Barclays Municipal Bond Indexiii and the Bloomberg Barclays U.S. Aggregate Indexiv returned 4.89% and 7.28%, respectively. Both the taxable and tax-free bond markets were supported by declining interest rates. While the municipal market generated positive returns during eight of the twelve months of the reporting period, a large portion of its gains were lost in March and April 2020. This setback was due to increased investor risk aversion, coupled with concerns about market liquidity and municipal finances.

Q. How did we respond to these changing market conditions?

A. We reduced Fund’s duration during the reporting period. From a sector positioning perspective, we increased the Fund’s allocations to Transportation, Leasing and Health Care. In contrast, we reduced its exposures to Water & Sewer and State General Obligation bonds. Looking at the Fund’s quality positioning, we increased the Fund’s allocation to securities rated BBB and BB and reduced the Fund’s exposure to securities rated AA and AAA. From a state positioning perspective, we increased the Fund’s allocations to Illinois and New York, while paring its exposures to California and Texas.

The Fund employed the use of U.S. Treasury futures during the reporting period to tactically manage duration. This strategy detracted performance.

Performance review

For the twelve months ended November 30, 2020, Western Asset Municipal Defined Opportunity Trust Inc. returned 2.99% based on its net asset value (“NAV”)v and -0.33% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Barclays Municipal Bond Index, returned 4.89% for the same period. The Lipper General and Insured Municipal Debt (Unleveraged) Closed-End

2	Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report

Fund overview (cont’d)

Funds Category Averagevi returned 4.20% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.66 per share, of which $0.04 will be treated as return of capital for tax purposes.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of November 30, 2020. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2020
Price Per Share	12-Month Total Return**
$21.04 (NAV)	2.99	%†
$20.42 (Market Price)	-0.33	%‡

All figures represent past performance and are not a guarantee of future results.

**

Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

†	Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.

‡	Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was the yield curvevii positioning. In particular, an overweight to the ten-year portion of the yield curve was additive for performance.

Looking at sector allocation, an overweight to Industrial Revenue and tactical positioning in the Transportation sector were beneficial. Security selection in the Health Care and Power sectors also contributed to results.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance was its quality biases. In particular, overweights to municipal securities rated BBB and below investment-grade securities were negative for results, as lower rated issues underperformed their higher rated counterparts over the twelve-month reporting period.

*	For the tax character of distributions paid during the fiscal year ended November 30, 2020, please refer to page 35 of this report.

Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report	3

Fund overview (cont’d)

In terms of sector allocation, an underweight to State General Obligation bonds was not rewarded. Security selection in the Transportation sector and State General Obligation bonds were also negative for performance.

Looking for additional information?

The Fund is traded under the symbol “MTT” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMTTX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Municipal Defined Opportunity Trust Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

RISKS: The Fund is a non-diversified, limited term, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks such as credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the fixed income securities held by the Fund. The Fund may invest in lower-rated high-yield bonds, known as “junk bonds,” which are subject to greater liquidity and credit risk (risk of default) than higher-rated obligations. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may invest in securities of other investment companies. To the extent it does, Fund stockholders will indirectly pay a portion of the operating costs of such companies, in addition to the expenses that the Fund bears directly in connection with its own operation. Investing in securities issued by other investment companies, including exchange-traded funds (“ETFs”) that invest primarily in municipal securities, involves risks similar to those

4	Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report

of investing directly in the securities in which those investment companies invest. The Fund may invest up to 10% of its assets in securities that have the economic effects of leverage which can increase the risk and volatility of the Fund. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadviser. For more information on Fund risks, see Summary of information regarding the Fund - Principal Risk Factors in this report.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended November 30, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of November 30, 2020 and November 30, 2019 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report

Schedule of investments

November 30, 2020

Western Asset Municipal Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 99.0%
Alabama — 6.8%
Hoover, AL, IDA Revenue, United States Steel Corp. Project, Series 2019	5.750%	10/1/49	$200,000	$182,422	(a)
Jefferson County, AL, Sewer Revenue, Convertible CAB, Subordinated Lien, Warrants, Step bond, Series F, Refunding (0.000% until 10/1/23; 7.900%)	0.000%	10/1/50	9,470,000	9,531,460
Lower Alabama Gas District, Natural Gas Revenue:
Gas District #2	4.000%	12/1/24	1,000,000	1,130,260
Gas Project #2	4.000%	12/1/25	1,000,000	1,159,120
Series A	5.000%	9/1/46	1,750,000	2,601,428
Southeast Alabama Gas Supply District, Gas Supply Revenue, Series 2018A	4.000%	6/1/24	1,870,000	2,080,824	(b)(c)
Tuscaloosa County, AL, IDA Revenue, Hunt Refining Project, Series A, Refunding	4.500%	5/1/32	700,000	777,553	(d)
Total Alabama				17,463,067
Alaska — 0.1%
Alaska State Housing Finance Corp. Revenue, State Capital Project II, Series B	5.000%	12/1/37	250,000	315,543
Arizona — 5.5%
Arizona State IDA Revenue, Lincoln South Beltway Project, Series 2020	5.000%	2/1/27	500,000	624,665
Chandler, AZ, IDA Revenue, Intel Corp. Project	2.700%	8/14/23	2,000,000	2,112,46	(a)(b)(c)
La Paz County, AZ, IDA Revenue, Charter School Solutions, Harmony Pub, Series A	5.000%	2/15/48	1,000,000	1,137,970
Navajo Nation, AZ, Series A, Refunding	5.000%	12/1/25	350,000	386,316	(d)
Phoenix, AZ, Civic Improvement Corp., Water System Revenue, Junior Lien, Series A	5.000%	7/1/44	250,000	328,953
Salt Verde, AZ, Financial Corp., Natural Gas Revenue, Series 2007	5.000%	12/1/32	7,110,000	9,517,517
Total Arizona				14,107,881
California — 10.1%
California State MFA Revenue:
Senior Lien, LINXS APM Project, Series A	5.000%	12/31/43	500,000	586,670	(a)
Senior Lien, LINXS APM Project, Series A	5.000%	12/31/47	600,000	700,092	(a)
California State MFA, Lease Revenue, Orange County, CA, Civic Center Infrastructure Improvement Program	5.000%	6/1/43	1,000,000	1,230,610

See Notes to Financial Statements.

Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report	7

Schedule of investments (cont’d)

November 30, 2020

Western Asset Municipal Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
California — continued
California State PCFA Water Furnishing Revenue, Poseidon Resources Desalination Project	5.000%	11/21/45	$3,500,000	$3,671,465	(a)(d)
California State, GO, Various Purpose, Refunding	4.000%	11/1/36	250,000	295,647
California Statewide CDA Revenue, Provident Group-Pomona Properties LLC, Series A	5.600%	1/15/36	780,000	796,169	(d)
Golden State, CA, Tobacco Securitization Corp. Revenue:
Tobacco Settlement Funded, Series A-1, Refunding	5.250%	6/1/47	975,000	1,010,802
Tobacco Settlement Funded, Series A-2, Refunding	5.000%	6/1/47	125,000	129,014
Los Angeles, CA, Department of Airports Revenue:
Los Angeles International Airport, Subordinated, Series C	5.000%	5/15/44	500,000	601,535	(a)
Los Angeles International Airport, Subordinated, Series D	5.000%	5/15/49	1,100,000	1,339,107	(a)
Los Angeles, CA, Department of Water & Power Waterworks Revenue, Series A	5.000%	7/1/48	1,000,000	1,249,360
Metropolitan Water District of Southern California, Water Revenue, Refunding	5.000%	1/1/37	3,500,000	4,545,275
Morongo Band of Mission Indians, CA, Revenue, Tribal Economic Development, Series A	5.000%	10/1/42	125,000	138,010	(d)
M-S-R Energy Authority, CA, Natural Gas Revenue, Series C	6.125%	11/1/29	1,960,000	2,511,172
River Islands, CA, Public Financing Authority Special Tax, Community Facilities District No. 2003-1, Series A-1, Refunding	5.000%	9/1/27	630,000	676,809
Riverside, CA, Electric Revenue, Series A, Refunding	5.000%	10/1/38	500,000	648,505
Riverside, CA, Sewer Revenue, Series A, Refunding	5.000%	8/1/36	1,000,000	1,282,100
San Bernardino, CA, USD Revenue, COP, 2019 School Financing Project, AGM	5.000%	10/1/36	300,000	379,767
San Diego County, CA, Regional Transportation Commission, Sales Tax Revenue, Series A	5.000%	4/1/48	1,000,000	1,199,740

See Notes to Financial Statements.

8	Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report

Western Asset Municipal Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
California — continued
San Mateo County, CA, Joint Powers Financing Authority Lease Revenue, Capital Project, Series A	5.000%	7/15/43	$500,000	$623,795
Southern California Water Replenishment District, Financing Authority, Replenishment Revenue, Series 2018	5.000%	8/1/48	1,515,000	1,874,843	(e)
Tobacco Securitization Authority of Southern California Revenue, Asset Backed Refunding, San Diego County Tobacco Asset Securitization Corporation, Class 1, Series A	5.000%	6/1/23	300,000	334,494
Total California				25,824,981
Colorado — 2.0%
Base Village Metropolitan District #2, CO, GO, Series A, Refunding	5.750%	12/1/46	500,000	520,275
Colorado State High Performance Transportation Enterprise Revenue, C-470 Express Lanes	5.000%	12/31/51	200,000	218,044
Public Authority for Colorado Energy, Natural Gas Purchase Revenue, Series 2008	6.125%	11/15/23	3,930,000	4,326,105
Total Colorado				5,064,424
Connecticut — 1.6%
Connecticut State Special Tax Revenue:
Special Tax Obligation Bonds, Series A	5.000%	5/1/40	1,000,000	1,299,790
Transportation Infrastructure, Series A	5.000%	1/1/37	500,000	619,285
Connecticut State, GO:
Series A	4.000%	4/15/37	600,000	709,074
Series E	5.000%	10/15/34	280,000	338,461
University of Connecticut, Student Fee Revenue, Series A	5.000%	11/15/43	1,000,000	1,230,100
Total Connecticut				4,196,710
Delaware — 0.2%
Delaware State Health Facilities Authority Revenue, Series 2018	5.000%	6/1/43	500,000	597,310
District of Columbia — 0.1%
District of Columbia Revenue, Ingleside Rock Creek Project, Series A	4.125%	7/1/27	250,000	248,783
Florida — 1.6%
Broward County, FL, Airport System Revenue, Series A	5.000%	10/1/45	750,000	855,457	(a)

See Notes to Financial Statements.

Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report	9

Schedule of investments (cont’d)

November 30, 2020

Western Asset Municipal Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Greater Orlando, FL, Aviation Authority, Airport Facilities Revenue, Priority Subordinated, Series A	5.000%	10/1/42	$500,000	$591,120	(a)
Miami-Dade County, FL, Aviation Revenue, Series A, Refunding	5.000%	10/1/49	1,000,000	1,208,130	(a)
Miami-Dade County, FL, Health Facilities Authority, Hospital Revenue, Nicklaus Children’s Hospital, Refunding	5.000%	8/1/42	350,000	415,348
Orange County, FL, Health Facilities Authority Revenue, Presbyterian Retirement Communities, Refunding	5.000%	8/1/47	250,000	272,475
Palm Beach County, FL, Health Facilities Authority Revenue:
Acts Retirement-Life Communities	5.000%	11/15/45	250,000	284,438
Toby & Leon Cooperman Sinai Residences of Boca Raton Expansion, Series B-1	3.000%	6/1/27	500,000	509,185
Total Florida				4,136,153
Georgia — 0.4%
Fulton County, GA, Development Authority Revenue, Georgia Institute of Technology	5.000%	6/15/44	250,000	312,933
Main Street Natural Gas Inc., GA, Gas Project Revenue, Series A	5.000%	5/15/43	650,000	781,436
Total Georgia				1,094,369
Idaho — 0.1%
Idaho State Health Facilities Authority Revenue, Trinity Health Credit Group, Series A	5.000%	12/1/47	300,000	361,710
Illinois — 12.9%
Chicago, IL, Board of Education, Dedicated Capital Improvement, Special Tax Revenue, Series 2018	5.000%	4/1/42	500,000	548,150
Chicago, IL, Board of Education, GO:
Dedicated, Series G, Refunding	5.000%	12/1/34	360,000	389,394
Series C, Refunding	5.000%	12/1/24	250,000	272,573
Series D	5.000%	12/1/46	2,000,000	2,134,960
Chicago, IL, GO:
Series A	5.000%	1/1/44	300,000	319,515
Series A, Refunding	5.000%	1/1/26	750,000	819,735
Series A, Refunding	6.000%	1/1/38	500,000	564,700
Series B, Refunding	5.500%	1/1/30	1,685,000	1,817,222
Series C, Refunding	5.000%	1/1/25	250,000	269,235

See Notes to Financial Statements.

10	Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report

Western Asset Municipal Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Chicago, IL, Motor Fuel Tax Revenue, Refunding	5.000%	1/1/26	$1,000,000	$1,049,840
Chicago, IL, O’Hare International Airport Revenue:
General Senior Lien, Series B, Refunding	5.000%	1/1/35	250,000	291,702
Senior Lien, Series D	5.000%	1/1/47	500,000	584,305
Senior Lien, Series D	5.000%	1/1/52	500,000	581,900
Series D, Refunding	5.000%	1/1/46	2,000,000	2,282,700
Trips Obligated Group	5.000%	7/1/48	200,000	229,540	(a)
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue:
Second Lien	5.000%	12/1/51	250,000	286,950
Second Lien, Series A, Refunding	5.000%	12/1/55	500,000	595,990
Chicago, IL, Wastewater Transmission Revenue, Second Lien, Series B, Refunding	5.000%	1/1/36	750,000	897,315
Chicago, IL, Waterworks Revenue:
Second Lien, Series 2017, Refunding	5.000%	11/1/29	600,000	752,496
Second Lien, Series 2017-2, Refunding, AGM	5.000%	11/1/32	2,050,000	2,508,318
Illinois State Finance Authority Revenue:
Northshore University Health System, Refunding	4.000%	8/15/40	600,000	707,478
Southern Illinois Healthcare Enterprises Inc., Refunding	5.000%	3/1/31	600,000	730,236
Southern Illinois Healthcare Enterprises Inc., Refunding	5.000%	3/1/32	300,000	363,462
Illinois State Sports Facilities Authority Revenue:
State Tax Supported, Series 2019, Refunding	5.000%	6/15/30	250,000	284,580
State Tax Supported, Series 2019, Refunding, BAM	5.000%	6/15/30	250,000	315,590
Illinois State Toll Highway Authority Revenue:
Series C, Refunding	5.000%	1/1/25	900,000	1,065,303
Series C, Refunding	5.000%	1/1/26	1,200,000	1,469,916
Illinois State University Revenue, Auxiliary Facilities System, Series A, Refunding, AGM	5.000%	4/1/37	100,000	121,710
Illinois State, GO:
Series 2006	5.500%	1/1/30	50,000	58,212
Series 2016, Refunding	5.000%	2/1/26	400,000	439,996

See Notes to Financial Statements.

Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report	11

Schedule of investments (cont’d)

November 30, 2020

Western Asset Municipal Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Series 2016, Refunding	5.000%	2/1/29	$600,000	$658,200
Series A	5.000%	5/1/36	250,000	270,440
Series A	5.000%	5/1/39	500,000	536,555
Series A, Refunding	5.000%	10/1/29	1,600,000	1,779,200
Series A, Refunding	5.000%	10/1/30	150,000	165,809
Series B, Refunding	5.000%	9/1/27	600,000	668,664
Series D	5.000%	11/1/27	900,000	992,997
Metropolitan Pier & Exposition Authority, IL, Revenue:
McCormick Place Expansion Project, Series A, Refunding	4.000%	6/15/50	1,500,000	1,536,345
McCormick Place Expansion Project, Series A, Refunding	5.000%	6/15/50	1,800,000	2,015,460
Regional Transportation Authority, IL, GO, Series A, Refunding, NATL	6.000%	7/1/29	1,340,000	1,730,597
Total Illinois				33,107,290
Indiana — 2.9%
Indiana State Finance Authority Hospital Revenue, Indiana University Health Obligated Group, Series B, Refunding	1.650%	7/1/22	6,500,000	6,590,350	(b)(c)
Indiana State Finance Authority Wastewater Utility Revenue, Green Bonds, CWA Authority Project, Series A	5.000%	10/1/41	675,000	810,101
Total Indiana				7,400,451
Iowa — 0.1%
Iowa State Finance Authority Midwestern Disaster Area Revenue, Iowa Fertilizer Company Project, Refunding	3.125%	12/1/22	165,000	168,486
Kentucky — 1.6%
Kentucky State PEA, Gas Supply Revenue:
Series A	4.000%	6/1/26	1,500,000	1,749,045	(b)(c)
Series C	4.000%	6/1/25	2,000,000	2,276,940	(b)(c)
Total Kentucky				4,025,985
Louisiana — 0.6%
Port New Orleans, LA, Board of Commissioners Revenue, Series B, Refunding, AGM	5.000%	4/1/43	500,000	600,095	(a)
St. John the Baptist Parish, LA, State Revenue:
Marathon Oil Corp. Project, Refunding	2.125%	7/1/24	500,000	509,270	(b)(c)
Marathon Oil Corp. Project, Refunding	2.200%	7/1/26	400,000	408,672	(b)(c)
Total Louisiana				1,518,037

See Notes to Financial Statements.

12	Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report

Western Asset Municipal Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Maryland — 0.6%
Howard County, MD, Housing Commission Revenue, Columbia Commons Apartments, Series A	5.000%	6/1/44	$1,350,000	$1,466,923
Massachusetts — 0.4%
Massachusetts State DFA Revenue, Wellforce Issue, Series A, Refunding	5.000%	7/1/44	250,000	292,750
Massachusetts State Port Authority Revenue, Series A, Refunding	5.000%	7/1/36	500,000	628,455	(a)
Total Massachusetts				921,205
Michigan — 2.6%
Detroit, MI, Downtown Development Authority, Tax Increment Revenue, Series A, Refunding, AGM	5.000%	7/1/38	400,000	448,504
Detroit, MI, Water Supply System Revenue, Second Lien, Series B, Unrefunded, AGM	6.250%	7/1/36	5,000	5,022
Michigan State Finance Authority Limited Obligation Revenue, Higher Education, Thomas M Cooley Law School Project, Refunding	6.000%	7/1/24	1,200,000	1,239,036	(d)
Michigan State Finance Authority Revenue:
Local Government Loan Program, Detroit, MI, Water & Sewer Department, Second Lien Local Project, Series C, Refunding	5.000%	7/1/33	350,000	410,270
Local Government Loan Program, Detroit, MI, Water & Sewer Department, Series C-6, Refunding	5.000%	7/1/33	410,000	467,724
Michigan State Hospital Finance Authority Revenue, Ascension Health Senior Credit Group, Series 2010F-4, Refunding	5.000%	11/15/47	1,000,000	1,267,910
Michigan State Strategic Fund Limited Obligation Revenue, I-75 Improvement Project	5.000%	12/31/43	400,000	473,820	(a)
Royal Oak, MI, Hospital Finance Authority Revenue, Beaumont Health Credit Group, Series D, Refunding	5.000%	9/1/39	2,000,000	2,242,540
Total Michigan				6,554,826

See Notes to Financial Statements.

Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report	13

Schedule of investments (cont’d)

November 30, 2020

Western Asset Municipal Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Missouri — 0.2%
Missouri State Health Senior Living Facilities Revenue, Lutheran Senior Services Projects, Series A	5.000%	2/1/34	$150,000	$167,078
St. Louis County, MO, IDA, Senior Living Facilities Revenue, Friendship Village, St. Louis Obligated Group, Series A	5.000%	9/1/38	350,000	382,151
Total Missouri				549,229
Nebraska — 0.8%
Nebraska Public Power District Revenue, Series A	0.600%	7/1/23	2,000,000	2,006,840	(b)
New Jersey — 5.5%
Gloucester County, NJ, PCFA Revenue, Keystone Urban Renewal, Logan Generating, Series A, Refunding	5.000%	12/1/24	635,000	665,639	(a)
New Jersey State EDA Revenue:
School Facilities Construction, Series BBB, Refunding	5.500%	6/15/31	250,000	297,495
Series DDD	5.000%	6/15/34	1,500,000	1,736,910
Transit Transportation Project, Series A	5.000%	11/1/32	500,000	604,855
New Jersey State EDA, Lease Revenue, State House Project, Series B	5.000%	6/15/43	4,000,000	4,636,920
New Jersey State EDA, Special Facility Revenue, Port Newark Container Terminal LLC Project, Refunding	5.000%	10/1/37	200,000	222,182	(a)
New Jersey State Health Care Facilities Financing Authority Revenue, Hackensack Meridian Health, Series A, Refunding	5.000%	7/1/38	125,000	151,030
New Jersey State Transportation Trust Fund Authority Revenue:
Federal Highway Reimbursement, Series A, Refunding	5.000%	6/15/29	750,000	871,470
Transportation Program, Series AA	5.250%	6/15/43	500,000	592,980
Transportation Program, Series BB	4.000%	6/15/36	250,000	271,785
Transportation System, Series A, Refunding	5.000%	12/15/25	525,000	614,885
Transportation System, Series A, Refunding	5.000%	12/15/28	725,000	888,132
New Jersey State, GO, COVID-19 Emergency, Series A	5.000%	6/1/28	1,900,000	2,389,288
Tobacco Settlement Financing Corp., NJ, Revenue, Series A, Refunding	5.250%	6/1/46	200,000	241,376
Total New Jersey				14,184,947

See Notes to Financial Statements.

14	Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report

Western Asset Municipal Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
New York — 21.6%
Long Island, NY, Power Authority Electric System Revenue, Series B, Refunding	1.650%	9/1/24	$1,500,000	$1,546,845	(b)(c)
MTA, NY, Dedicated Tax Fund Revenue, Green Bonds, Subseries A-2	5.000%	11/15/47	500,000	582,580
MTA, NY, Transportation Revenue, Series A-2	5.000%	5/15/30	550,000	642,873	(b)(c)
New York City, NY, Industrial Development Agency Revenue, Yankee Stadium Project, Refunding	4.000%	3/1/45	400,000	456,052
New York City, NY, TFA Future Tax Secured Revenue, Series C-1	4.000%	5/1/43	3,250,000	3,858,432
New York Convention Center Development Corp. Revenue, CAB, Subordinated Lien, Hotel Unit Fee Secured, Series B	0.000%	11/15/32	2,000,000	1,411,360
New York State Dormitory Authority, Sales Tax Revenue:
Bidding Group 3, Series E, Refunding	5.000%	3/15/38	3,000,000	3,802,290
Bidding Group 4, Series E, Refunding	5.000%	3/15/44	10,000,000	12,483,800
New York State Dormitory Authority, School Districts Revenue Financing Program, Series A, AGM	5.000%	10/1/29	1,000,000	1,286,250
New York State Dormitory Authority, State Personal Income Tax Revenue, Bidding Group 4, Series A, Refunding	5.000%	3/15/44	1,000,000	1,245,730
New York State Liberty Development Corp., Liberty Revenue, 3 World Trade Center Project, Class 1, Refunding	5.000%	11/15/44	575,000	596,034	(d)
New York State Liberty Development Corp., Revenue, Goldman Sachs Headquarters, Refunding	5.250%	10/1/35	2,500,000	3,611,900
New York State Thruway Authority General Revenue, Junior Indebtedness Obligations, Junior Lien, Series A	5.000%	1/1/46	1,000,000	1,162,900
New York State Transportation Development Corp., Special Facilities Revenue:
Delta Air Lines Inc., LaGuardia Airport Terminals C and D Redevelopment Project	5.000%	1/1/30	600,000	696,390	(a)
Delta Air Lines Inc., LaGuardia Airport Terminals C and D Redevelopment Project	5.000%	1/1/32	2,605,000	2,998,954	(a)
Delta Air Lines Inc., LaGuardia Airport Terminals C and D Redevelopment Project	5.000%	1/1/33	2,750,000	3,149,713	(a)

See Notes to Financial Statements.

Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report	15

Schedule of investments (cont’d)

November 30, 2020

Western Asset Municipal Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
LaGuardia Airport Terminal B Redevelopment Project, Series A	5.000%	7/1/41	$2,500,000	$2,735,175	(a)
LaGuardia Airport Terminal B Redevelopment Project, Series A	5.000%	7/1/46	500,000	545,765	(a)
Port Authority of New York & New Jersey Revenue, Series 221	4.000%	7/15/55	1,100,000	1,247,312	(a)
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	5.500%	12/1/31	7,925,000	7,976,433
Triborough Bridge & Tunnel Authority, NY, Revenue:
General-MTA Bridges & Tunnels, Series A	5.000%	11/15/49	1,000,000	1,287,730
General-MTA Bridges & Tunnels, Series A	5.000%	11/15/54	1,700,000	2,171,682
Total New York				55,496,200
North Carolina — 0.7%
Charlotte, NC, Airport Revenue, Charlotte Douglas International Airport, Series A, Refunding	5.000%	7/1/49	500,000	621,785
Charlotte, NC, Lease Revenue, COP, Convention Facility Project, Series A, Refunding	4.000%	6/1/49	250,000	292,997
North Carolina State Turnpike Authority:
Monroe Expressway Toll Revenue, Series A, Refunding	5.000%	7/1/54	750,000	843,765
Triangle Expressway System Revenue, Senior Lien, Refunding	5.000%	1/1/30	100,000	120,606
Total North Carolina				1,879,153
Ohio — 0.9%
Buckeye, OH, Tobacco Settlement Financing Authority Revenue:
Senior Bonds, Series A-2, Refunding	4.000%	6/1/48	350,000	395,720
Senior Bonds, Series B-2, Refunding	5.000%	6/1/55	1,200,000	1,349,544
Ohio State Air Quality Development Authority Revenue, American Electric Company Project, Series B, Refunding	2.500%	10/1/29	500,000	541,085	(a)(b)(c)
Total Ohio				2,286,349
Oklahoma — 0.0%††
Oklahoma State Turnpike Authority Revenue, Second Series C	5.000%	1/1/47	40,000	48,294
Payne County, OK, EDA Revenue, Epworth Living at The Ranch, Series A	6.250%	11/1/31	113,129	566	*(f)
Total Oklahoma				48,860

See Notes to Financial Statements.

16	Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report

Western Asset Municipal Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oregon — 0.4%
Oregon State Facilities Authority Revenue, Legacy Health Project, Series A, Refunding	5.000%	6/1/46	$650,000	$750,679
Port of Portland, OR, Airport Revenue, Portland International Airport, Series C, Refunding	5.000%	7/1/24	300,000	344,754	(a)
Total Oregon				1,095,433
Pennsylvania — 2.3%
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue	5.000%	6/1/30	250,000	318,655
Cumberland County, PA, Municipal Authority Revenue, Diakon Lutheran Social Ministries Project, Refunding	5.000%	1/1/27	1,000,000	1,104,570
Pennsylvania State Turnpike Commission Revenue, Subordinated, Series B	5.000%	12/1/50	1,000,000	1,266,070
Philadelphia, PA, Authority for IDR:
City Service Agreement Revenue, Rebuild Project	5.000%	5/1/35	1,000,000	1,214,470
Lease Revenue, Refunding	5.000%	10/1/30	350,000	453,943
Philadelphia, PA, GO, Series B	5.000%	2/1/37	500,000	631,180
State Public School Building Authority, PA, Lease Revenue:
Philadelphia School District Project, Series A, Refunding, AGM, State Aid Withholding	5.000%	6/1/31	200,000	243,138
Philadelphia School District Project, Series A, Refunding, AGM, State Aid Withholding	5.000%	6/1/33	550,000	662,634
Total Pennsylvania				5,894,660
Puerto Rico — 3.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, Senior Lien, Series A	5.250%	7/1/42	1,200,000	1,248,000
Puerto Rico Electric Power Authority Revenue:
Series A	5.000%	7/1/42	440,000	330,000	*(f)
Series A	5.050%	7/1/42	100,000	75,000	*(f)
Series XX	5.250%	7/1/40	920,000	692,300	*(f)
Series ZZ, Refunding	5.250%	7/1/18	300,000	218,625	*(g)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue:
CAB, Restructured, Series A-1	0.000%	7/1/27	290,000	254,417
CAB, Restructured, Series A-1	0.000%	7/1/46	320,000	96,051
CAB, Restructured, Series A-1	0.000%	7/1/51	2,650,000	574,971
Restructured, Series A-1	4.550%	7/1/40	70,000	75,854
Restructured, Series A-1	5.000%	7/1/58	1,415,000	1,560,703

See Notes to Financial Statements.

Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report	17

Schedule of investments (cont’d)

November 30, 2020

Western Asset Municipal Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Puerto Rico — continued
Restructured, Series A-2	4.329%	7/1/40	$1,620,000	$1,731,715
Restructured, Series A-2A	4.550%	7/1/40	1,050,000	1,137,811
Total Puerto Rico				7,995,447
South Carolina — 0.2%
South Carolina State Ports Authority Revenue, Series 2018	5.000%	7/1/36	500,000	613,665	(a)
Tennessee — 0.8%
Knox County, TN, Health, Educational & Housing Facility Board Revenue, University Health System Inc., Series A	5.000%	9/1/40	350,000	416,395
Tennessee State Energy Acquisition Corp., Natural Gas Revenue, Series 2018	4.000%	11/1/25	1,500,000	1,722,180	(b)(c)
Total Tennessee				2,138,575
Texas — 5.5%
Arlington, TX, Higher Education Finance Corp., Education Revenue, Uplift Education, Series A, Refunding, PSF - GTD	5.000%	12/1/35	300,000	371,403
Arlington, TX, Special Tax Revenue, Subordinated Lien, Series C, BAM	5.000%	2/15/41	400,000	453,236
City of Austin, TX, Airport System Revenue, Series B	5.000%	11/15/37	600,000	750,486	(a)
Grand Parkway Transportation Corp., TX, System Toll Revenue, Subordinated Tier Toll Revenue, Series A	5.000%	10/1/48	2,500,000	3,098,175
Harris County, TX, Cultural Education Facilities Finance Corp., Thermal Utility Revenue, Teco Project, Refunding	5.000%	11/15/33	250,000	311,430
Houston, TX, Airport System Revenue:
Special Facilities, United Airlines Inc., Airport Improvement Project	5.000%	7/15/28	1,000,000	1,099,010	(a)
Subordinate, Series C, Refunding	5.000%	7/1/31	1,750,000	2,180,797	(a)
Love Field, TX, Airport Modernization Corp., General Airport Revenue, Series 2017	5.000%	11/1/31	120,000	142,126	(a)
Love Field, TX, Airport Modernization Corp., Special Facilities Revenue, Southwest Airlines Co. Project	5.250%	11/1/40	3,000,000	3,012,570
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue, Buckner Senior Living Ventana Project, Series A	6.625%	11/15/37	190,000	204,353

See Notes to Financial Statements.

18	Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report

Western Asset Municipal Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Texas State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Senior Lien, Series D	6.250%	12/15/26	$1,115,000	$1,308,408
Texas State Private Activity Bond Surface Transportation Corp. Revenue, Senior Lien, Blueridge Transportation Group LLC	5.000%	12/31/40	500,000	556,570	(a)
Texas State Public Finance Authority Lease Revenue, Series A, Refunding	4.000%	2/1/37	500,000	602,675
Woodloch, TX, Health Facilities Development Corp., Senior Housing Revenue:
Inspired Living at Lewisville Project, Series A-1	6.750%	12/1/51	150,000	114,388	*(d)(f)
Subordinate, Inspired Living at Lewisville Project, Series B	10.000%	12/1/51	50,000	27,760	*(f)
Total Texas				14,233,387
U.S. Virgin Islands — 0.7%
Virgin Islands Public Finance Authority Revenue, Subordinated, Matching Fund Loan, Diageo Project, Series A	6.625%	10/1/29	1,700,000	1,707,480
Utah — 1.3%
Salt Lake City, UT, Airport Revenue, Salt Lake City International Airport, Series A	5.000%	7/1/43	1,750,000	2,107,735	(a)
Utah Infrastructure Agency, Telecommunications Revenue, Series 2019	5.000%	10/15/26	300,000	345,462
Utah State Charter School Finance Authority, Charter School Revenue:
Syracuse Arts Academy Project, UT CSCE	5.000%	4/15/47	250,000	286,175
Utah Charter Academies Project, Series 2018, UT CSCE	5.000%	10/15/38	500,000	597,300
Total Utah				3,336,672
Virginia — 1.7%
Arlington County, VA, IDA, Hospital Revenue, Virginia Hospital Center, Refunding	5.000%	7/1/35	250,000	326,150
Virginia State Port Authority, Port Facilities Revenue:
Series B, Refunding	5.000%	7/1/41	400,000	479,008	(a)
Series B, Refunding	5.000%	7/1/45	500,000	595,200	(a)
Virginia State Small Business Financing Authority Revenue:
Bon Secours Mercy Health, Series A, Refunding	4.000%	12/1/49	600,000	683,502

See Notes to Financial Statements.

Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report	19

Schedule of investments (cont’d)

November 30, 2020

Western Asset Municipal Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Virginia — continued
National Senior Campuses, Inc., Series A, Refunding	5.000%	1/1/34	$250,000	$304,170
Senior Lien, Elizabeth River Crossings OpCo LLC Project	5.000%	7/1/23	1,775,000	1,878,766	(a)
Total Virginia				4,266,796
Washington — 1.8%
Port of Seattle, WA, Intermediate Lien Revenue:
Series 2019	5.000%	4/1/34	750,000	929,475	(a)
Series A	5.000%	5/1/36	500,000	591,090	(a)
Washington State Health Care Facilities Authority Revenue:
Commonspirit Health, Series B, Refunding	5.000%	8/1/26	300,000	359,571	(b)(c)
Seattle Cancer Care Alliance, Refunding	5.000%	9/1/50	500,000	623,225
Washington State HFC, Non-Profit Housing Revenue, Heron’s Key, Series A	6.000%	7/1/25	675,000	733,023	(d)
Washington State, GO, Series R, 2018D, Refunding	5.000%	8/1/33	1,000,000	1,269,980
Total Washington				4,506,364
West Virginia — 0.2%
West Virginia University Revenue, West Virginia Projects, Series B, Refunding	5.000%	10/1/29	400,000	514,116	(b)(c)
Wisconsin — 1.1%
Public Finance Authority, WI, Limited Obligation Pilot Revenue, American Dream @ Meadowlands Project, Series 2017	5.000%	12/1/27	750,000	665,453	(d)
Public Finance Authority, WI, Revenue, Series A, AGM	5.000%	7/1/44	1,000,000	1,177,210
Village of Mount Pleasant, WI, Tax Increment Revenue, Series A	5.000%	4/1/43	750,000	896,197
Total Wisconsin				2,738,860
Total Investments before Short-Term Investments (Cost — $228,064,614)				254,067,167
Short-Term Investments — 0.1%
Municipal Bonds — 0.1%
Pennsylvania — 0.1%
Lancaster, PA, IDA Revenue, Willow Valley Retirement Communities Project, Series C, LOC - PNC Bank N.A. (Cost — $100,000)	0.120%	12/1/39	100,000	100,000	(h)(i)

See Notes to Financial Statements.

20	Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report

Western Asset Municipal Defined Opportunity Trust Inc.

Security	Rate	Shares	Value
Money Market Funds — 0.0%††
Dreyfus Government Cash Management,
Institutional Shares (Cost — $86,520)	0.010%	86,520	$86,520
Total Short-Term Investments (Cost — $186,520)			186,520
Total Investments — 99.1% (Cost — $228,251,134)			254,253,687
Other Assets in Excess of Liabilities — 0.9%			2,393,260
Total Net Assets — 100.0%			$256,646,947

††	Represents less than 0.1% .

*	Non-income producing security.

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Maturity date shown represents the mandatory tender date.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(f)	The coupon payment on this security is currently in default as of November 30, 2020.

(g)	The maturity principal is currently in default as of November 30, 2020.

(h)

Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the Remarketing Agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

See Notes to Financial Statements.

Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report	21

Schedule of investments (cont’d)

November 30, 2020

Western Asset Municipal Defined Opportunity Trust Inc.

Abbreviation(s) used in this schedule:

AGM	— Assured Guaranty Municipal Corporation — Insured Bonds

BAM	— Build America Mutual — Insured Bonds

CAB	— Capital Appreciation Bonds

CDA	— Communities Development Authority

COP	— Certificates of Participation

CSCE	— Charter School Credit Enhancement

CWA	— Clean Water Act

DFA	— Development Finance Agency

EDA	— Economic Development Authority

GO	— General Obligation

GTD	— Guaranteed

HFC	— Housing Finance Commission

IDA	— Industrial Development Authority

IDR	— Industrial Development Revenue

LOC	— Letter of Credit

MFA	— Municipal Finance Authority

MTA	— Metropolitan Transportation Authority

NATL	— National Public Finance Guarantee Corporation — Insured Bonds

PCFA	— Pollution Control Financing Authority

PEA	— Public Energy Authority

PSF	— Permanent School Fund

TFA	— Transitional Finance Authority

USD	— Unified School District

At November 30, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury Ultra Long-Term Bonds	29	3/21	$6,219,036	$6,264,906	$(45,870)

See Notes to Financial Statements.

22	Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report

Statement of assets and liabilities (unaudited)

November 30, 2020

Assets:
Investments, at value (Cost — $228,251,134)	$254,253,687
Cash	32,667
Interest receivable	3,173,419
Prepaid expenses	3,990
Total Assets	257,463,763

Liabilities:
Distributions payable	628,322
Investment management fee payable	124,966
Directors’ fees payable	9,094
Payable to broker — net variation margin on open futures contracts	906
Accrued expenses	53,528
Total Liabilities	816,816
Total Net Assets	$256,646,947

Net Assets:
Par value ($0.001 par value; 12,200,435 shares issued and outstanding; 100,000,000 shares authorized)	$12,200
Paid-in capital in excess of par value	232,859,604
Total distributable earnings (loss)	23,775,143
Total Net Assets	$256,646,947

Shares Outstanding	12,200,435

Net Asset Value	$21.04

See Notes to Financial Statements.

Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report	23

Statement of operations (unaudited)

For the Year Ended November 30, 2020

Investment Income:
Interest	$9,218,117

Expenses:
Investment management fee (Note 2)	1,512,535
Directors’ fees	92,365
Transfer agent fees	76,669
Legal fees	55,664
Audit and tax fees	46,451
Fund accounting fees	33,608
Shareholder reports	20,013
Stock exchange listing fees	14,605
Custody fees	4,840
Insurance	4,234
Interest expense	487
Miscellaneous expenses	4,290
Total Expenses	1,865,761
Less: Fee waivers and/or expense reimbursements (Note 2)	(9,276)
Net Expenses	1,856,485
Net Investment Income	7,361,632

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(211,404)
Futures contracts	(2,635,154)
Net Realized Loss	(2,846,558)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	2,809,930
Futures contracts	(45,870)
Change in Net Unrealized Appreciation (Depreciation)	2,764,060
Net Loss on Investments and Futures Contracts	(82,498)
Increase in Net Assets From Operations	$7,279,134

See Notes to Financial Statements.

24	Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report

Statements of changes in net assets

For the Years Ended November 30,	2020	2019

Operations:
Net investment income	$7,361,632	$9,196,589
Net realized loss	(2,846,558)	(165,925)
Change in net unrealized appreciation (depreciation)	2,764,060	11,563,534
Increase in Net Assets From Operations	7,279,134	20,594,198

Distributions to Shareholders From (Note 1):
Total distributable earnings	(7,601,619)	(11,189,624)
Return of capital	(487,269)	—
Decrease in Net Assets From Distributions to Shareholders	(8,088,888)	(11,189,624)

Fund Share Transactions:
Reinvestment of distributions (1,576 and 18,001 shares issued, respectively)	33,207	377,154
Increase in Net Assets From Fund Share Transactions	33,207	377,154
Increase (Decrease) in Net Assets	(776,547)	9,781,728

Net Assets:
Beginning of year	257,423,494	247,641,766
End of year	$256,646,947	$257,423,494

See Notes to Financial Statements.

Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report	25

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30:
	2020[1]	2019[1]	2018[1]	2017[1]	2016[1]

Net asset value, beginning of year	$21.10	$20.33	$21.09	$21.53	$22.59

Income (loss) from operations:
Net investment income	0.60	0.75	0.93	1.00	1.04
Net realized and unrealized gain (loss)	(0.00) [2]	0.94	(0.71)	(0.35)	(1.05)
Total income (loss) from operations	0.60	1.69	0.22	0.65	(0.01)

Less distributions from:
Net investment income	(0.62)	(0.85)	(0.98)	(1.09)	(1.05)
Net realized gains	—	(0.07)	—	—	—
Return of capital	(0.04)	—	—	—	—
Total distributions	(0.66)	(0.92)	(0.98)	(1.09)	(1.05)

Net asset value, end of year	$21.04	$21.10	$20.33	$21.09	$21.53

Market price, end of year	$20.42	$21.17	$19.82	$21.37	$22.08
Total return, based on NAV[3,4]	2.99%	8.45%	1.05%	3.06%	(0.16)%
Total return, based on Market Price[5]	(0.33)%	11.61%	(2.76)%	1.81%	(3.10)%

Net assets, end of year (millions)	$257	$257	$248	$256	$261

Ratios to average net assets:
Gross expenses	0.74%	0.70%	0.71%	0.70%	0.70%
Net expenses	0.74 [6]	0.70	0.71	0.70	0.70
Net investment income	2.92	3.61	4.47	4.65	4.60

Portfolio turnover rate	30%	33%	39%	10%	15%

[1]	Per share amounts have been calculated using the average shares method.
[2]	Amount represents less than $0.005 per share.
[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
[5]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Municipal Defined Opportunity Trust Inc. (the “Fund”) was incorporated in Maryland on January 15, 2009 and is registered as a non-diversified, limited term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high current income exempt from federal income tax and then to liquidate on or about April 30, 2021 and distribute all of the Fund’s net assets to shareholders. As a secondary investment objective, the Fund will seek total return. There can be no assurance the Fund’s investment objectives will be achieved. Effective April 1, 2020 and August 14, 2020, the Board of Directors of the Fund approved amendments to the Fund’s bylaws. The amended and restated bylaws were subsequently filed on Form 8-K and are available on the Securities and Exchange Commission’s website at www.sec.gov.

As a fundamental policy, the Fund seeks to achieve its primary investment objective by investing, under normal market conditions, at least 80% of its net assets in investment grade municipal securities, the interest on which is exempt from federal income tax. The Fund may invest up to 20% of its net assets in municipal securities rated below investment grade (commonly known as “high yield” or “junk” bonds) at the time of purchase by at least one nationally recognized statistical rating organization or which, if unrated, we deemed to be of comparable quality. For credit ratings purposes, pre-refunded bonds are deemed to be unrated. The subadviser determines the credit quality of pre-refunded bonds based on the quality of the escrowed collateral and such other factors as the subadviser deems appropriate.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to

Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report	27

Notes to financial statements (unaudited) (cont’d)

supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information

28	Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report

generated by market transactions involving identical or comparable securities. The income generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal Bonds†	—	$254,067,167	—	$254,067,167
Short-Term Investments†:
Municipal Bonds	—	100,000	—	100,000
Money Market Funds	$86,520	—	—	86,520
Total Short-Term Investments	86,520	100,000	—	186,520
Total Investments	$86,520	$254,167,167	—	$254,253,687

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$45,870	—	—	$45,870

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report	29

Notes to financial statements (unaudited) (cont’d)

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

30	Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of November 30, 2020, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing

Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report	31

Notes to financial statements (unaudited) (cont’d)

requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. As of July 31, 2020, LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA and Western Asset were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund (including assets financed through the creation of tender option bond trusts) minus the sum of accrued liabilities (other than Fund liabilities representing financial leverage).

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.

During the year ended November 30, 2020, fees waived and/or expenses reimbursed amounted to $9,276.

As of July 31, 2020, all officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund. Prior to July 31, 2020, all officers and one Director of the Fund were employees of Legg Mason and did not receive compensation from the Fund.

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having

32	Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report

a common investment manager or subadviser (or affiliated investment manager or subadviser), common Directors and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended November 30, 2020, such purchase and sale transactions (excluding accrued interest) were $18,925,000 and $35,375,000, respectively.

3. Investments

During the year ended November 30, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$79,413,371
Sales	74,785,768

At November 30, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$226,896,172	$27,755,102	$(397,587)	$27,357,515
Futures contracts	—	—	(45,870)	(45,870)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2020.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$45,870

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report	33

Notes to financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended November 30, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(2,635,154)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(45,870)

During the year ended November 30, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$6,552,863

5. Distributions subsequent to November 30, 2020

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
11/20/2020	12/1/2020	$0.0515
12/23/2020	12/31/2020	$0.0490
1/22/2021	2/1/2021	$0.0490
2/19/2021	3/1/2021	$0.0490

6. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended November 30, 2020, the Fund did not repurchase any shares.

34	Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2020	2019
Distributions paid from:
Tax-exempt income	$7,361,128	$10,381,979
Ordinary income	240,491	—
Net long-term capital gains	—	807,645
Return of Capital	487,269	—
Total distributions paid	$8,088,888	$11,189,624

As of November 30, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(2,922,937)
Other book/tax temporary differences(a)	(613,565)
Unrealized appreciation (depreciation)(b)	27,311,645
Total distributable earnings (loss) — net	$23,775,143

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts, book/tax differences in the accrual of interest income on securities in default, the difference between cash and accrual basis distributions paid and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax accretion methods for market discount on fixed income securities.

8. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s

Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report	35

Notes to financial statements (unaudited) (cont’d)

transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

*  *  *

On August 14, 2020, the Fund announced that it has elected, by resolution unanimously adopted by the Fund’s board of directors, to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”), effective immediately. The MCSAA protects the interests of all stockholders of a Maryland corporation by providing that any holder of “control shares” acquired in a “control share acquisition” will not be entitled to vote its shares unless the other stockholders of the corporation reinstate those voting rights at a meeting of stockholders by a vote of two-thirds of the votes entitled to be cast on the matter, excluding the “acquiring person” (i.e., the holder or group of holders acting in concert that acquires, or proposes to acquire, “control shares”) and any other holders of “interested shares” as defined in the MCSAA. Generally, “control shares” are shares that, when aggregated with shares already owned by an acquiring person, would entitle the acquiring person to exercise 10% or more, 33 1/3% or more, or a majority of the total voting power of shares entitled to vote in the election of directors.

Application of the MCSAA seeks to limit the ability of an acquiring person to achieve a short-term gain at the expense of the Fund’s ability to pursue its investment objective and policies and seek long-term value for the rest of the Fund’s stockholders. The above description of the MCSAA is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the MCSAA and the Fund’s bylaws for more information, including definitions of key terms, various exclusions and exemptions from the statute’s scope, and the procedures by which stockholders may approve the reinstatement of voting rights to holders of “control shares.”

36	Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Western Asset Municipal Defined Opportunity Trust Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Municipal Defined Opportunity Trust Inc. (the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statement of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the four years in the period ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the four years in the period ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2016 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 19, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

January 22, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Municipal Defined Opportunity Trust Inc. 2020 Annual Report	37

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 6, 2020, a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	5,610,871	147,702	401,976	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	5,619,933	145,010	395,606	0

38	Western Asset Municipal Defined Opportunity Trust Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Municipal Defined Opportunity Trust Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†

Robert D. Agdern

Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director during the past five years	None

Carol L. Colman

Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director during the past five years	None

Western Asset Municipal Defined Opportunity Trust Inc.	39

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† (cont’d)

Daniel P. Cronin

Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during the past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director during the past five years	None

Paolo M. Cucchi

Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, and Pricing and Valuation Committees, and Chair of Compensation Committee, Class II
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during the past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director during the past five years	None

William R. Hutchinson

Year of birth	1942
Position(s) held with Fund[1]	Lead Independent Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class III
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during the past five years	President, W.R. Hutchinson & Associates Inc. (consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director during the past five years	Director (since 1994) and formerly, Non-Executive Chairman of the Board (December 2009 to April 2020), Associated Banc Corp. (banking)

40	Western Asset Municipal Defined Opportunity Trust Inc.

Independent Directors† (cont’d)

Eileen A. Kamerick

Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of Audit Committee, Class I
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during the past five years	Chief Executive Officer, The Governance Partners, LLC (consulting firm) (since 2015); National Association of Corporate Directors Board Leadership Fellow (since 2016) and financial expert; Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director during the past five years	Trustee of AIG Funds and Anchor Series Trust (since 2018); Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Nisha Kumar

Year of birth	1970
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class II
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group, LP (since 2011); formerly, Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. (2011); Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. (2007 to 2009), Member of the Council of Foreign Relations
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director during the past five years	Director of The India Fund, Inc. (since 2016); formerly, Director of Aberdeen Income Credit Strategies Fund (2017-2018); and Director of The Asia Tigers Fund, Inc. (2016 to 2018)

Western Asset Municipal Defined Opportunity Trust Inc.	41

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director and Officer

Jane Trust, CFA[2]

Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served Principal occupation(s) during the past five years	Since 2015 Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of portfolios in fund complex overseen by Director (including the Fund)	145
Other board memberships held by Director during the past five years	None

Additional Officers

Fred Jensen* Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1963
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during the past five years	Director - Global Compliance of Franklin Templeton (since 2020); Managing Director of Legg Mason & Co. (2006 to 2020); Director of Compliance, Legg Mason Office of the Chief Compliance Officer (2006 to 2020); formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation (prior to 2014); Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve Funds (investment adviser, funds and broker-dealer) (2004) and Ambac Financial Group (investment adviser, funds and broker- dealer) (2000 to 2003)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

42	Western Asset Municipal Defined Opportunity Trust Inc.

Additional Officers (cont’d)

George P. Hoyt** Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1965
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2020); formerly, Managing Director (2016 to 2020) and Associate General Counsel for Legg Mason & Co. and Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (2006 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) held with Fund[1]	Treasurer and Principal Financial Officer
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Western Asset Municipal Defined Opportunity Trust Inc.	43

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers (cont’d)

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective April 17, 2020, Mr. Jensen became Chief Compliance Officer.

**	Effective August 13, 2020, Mr. Hoyt became Secretary and Chief Legal Officer.

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2022, year 2023 and year 2021, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

44	Western Asset Municipal Defined Opportunity Trust Inc.

Annual chief executive officer and

principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Municipal Defined Opportunity Trust Inc.	45

Other shareholder communications regarding accounting

matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 47th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

46	Western Asset Municipal Defined Opportunity Trust Inc.

Summary of information regarding the Fund (unaudited)

Investment Objectives

The Fund’s primary investment objective is to provide high current income exempt from federal income tax and then to liquidate on or about April 30, 2021 and distribute all of the Fund’s net assets to shareholders. As a secondary investment objective, the Fund will seek total return.

Principal Investment Policies and Strategies

As a fundamental policy, the Fund seeks to achieve its primary investment objective by investing, under normal market conditions, at least 80% of its net assets in investment grade municipal securities that are exempt from federal income tax. Municipal securities are often issued by state and local governmental entities to finance or refinance public projects, such as roads, schools and water supply systems. Municipal securities also may be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide long-term financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities also may be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt.

Generally, municipal securities include long-term obligations, often called bonds, as well as short-term notes, participation certificates, municipal leases, zero coupon municipal obligations, tender option bonds, inverse floating rate securities or residual interest bonds, custodial receipts and municipal commercial paper. Such municipal securities may be acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security. Tender option bonds represent beneficial interests in a special purpose trust formed by a third party sponsor or the Fund for the purpose of holding municipal bonds purchased from the Fund or from another third party.

In addition, the Fund may invest up to 20% of its net assets in municipal securities rated below “investment grade” at the time of purchase by at least one nationally recognized statistical rating organizations (“NRSROs”) or which, if unrated, are deemed to be of comparable quality by Western Asset. “Investment grade” quality securities are those that, at the time of investment, are either rated by one of the NRSROs that rate such securities within the four highest letter grades (including BBB- or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa3 or higher by Moody’s Investor

Western Asset Municipal Defined Opportunity Trust Inc.	47

Summary of information regarding the Fund (unaudited)

(cont’d)

Services, Inc. (“Moody’s”)), or if unrated are determined by Western Asset to be of comparable quality to the securities in which the Fund may otherwise invest. Investment grade securities may include securities that, at the time of investment, are rated below investment grade by S&P, Moody’s or Fitch, so long as at least one NRSRO rates such securities within the four highest grades (such securities are commonly referred to as split-rated securities). For credit ratings purposes, pre-refunded bonds are deemed to be unrated. Western Asset determines the credit quality of pre-refunded bonds based on the quality of the escrowed collateral and such other factors as Western Asset deems appropriate.

The Fund may invest up to 20% of its net assets in investments that generate income that is subject to federal income tax and in municipal securities the interest on which is subject to the federal alternative minimum tax, and as a result, a portion of the Fund’s distributions may be taxable to Common Stockholders.

The Fund may use a variety of derivative instruments as part of its investment strategies or for hedging and/or risk management purposes. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities and related indexes. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, credit default swaps and swap agreements. The Fund may sell certain fixed-income securities short including, but not limited to, U.S. Treasuries, for investment and/or hedging purposes. To the extent the Fund utilizes such strategies or invests in taxable securities, the Fund could generate income and gains that will not be exempt from federal income tax and, thus, the Fund will not be eligible to pay exempt-interest dividends with respect to such income.

The Fund may enter into tender option bond (“TOB”) transactions and may invest in inverse floating rate instruments issued in TOB transactions. In a TOB transaction, the Fund transfers securities (typically municipal bonds or other municipal securities) into a special purpose entity, referred to as a TOB trust. The TOB trust generally issues floating rate notes to third parties and residual interest TOBs to the Fund. The net proceeds of the sale of the floating rate notes, after expenses, are received by the Fund and may be invested in additional securities. The residual interest TOBs are inverse floating rate debt instruments (“inverse floaters”), as the return on those bonds is inversely related to changes in a specified interest rate. Distributions on the inverse floaters paid to the Fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Floating rate notes issued by a TOB trust may be senior to the inverse floaters held by the Fund. The Fund may enter into TOB transactions on either a non-recourse or recourse basis. If the Fund invests in a TOB trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB trust. The Fund will look through

48	Western Asset Municipal Defined Opportunity Trust Inc.

to the underlying securities held by a TOB trust for purposes of calculating compliance with the Fund’s 80% policy. TOB transactions create leverage to the extent the Fund invests the net proceeds of the floating rate notes in additional securities. The Fund currently intends to segregate or earmark liquid assets or otherwise cover its obligations with respect to its investments in TOB trusts.

The Fund may invest all or a portion of its net assets in illiquid securities, which are securities that cannot be sold within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes as permitted by the 1940 Act. The Fund may lend portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, invest in certain instruments, including inverse floating rate securities, participate in the creation of tender option bonds and enter into transactions such as short sales that have effective leverage; provided that the Fund will not make such investments if, upon completion of the investment, the effective leverage of the Fund would be greater than 10% of the Fund’s total assets. Any effective leverage will create an opportunity for increased returns on the Fund’s Common Stock but also create the possibility of losses if the cost of leverage exceeds the return on the Fund’s investment. Additionally, the Fund’s use of effective leverage through its investment in derivative instruments, the value of which relates to municipal securities, will result in income that will generally not be exempt from federal income tax and, thus, the Fund will generally not be eligible to pay exempt-interest dividends with respect to such income.

The Fund may enter into repurchase agreements as temporary investments.

The Fund may purchase securities on a when-issued or delayed delivery basis.

The Fund may invest in securities of other investment companies. To the extent it does, Fund stockholders will indirectly pay a portion of the operating costs of such companies, in addition to the expenses that the Fund bears directly in connection with its own operation. Investing in securities issued by other investment companies, including exchange-traded funds that invest primarily in municipal securities, involves risks similar to those of investing directly in the securities in which those investment companies invest.

Principal Risk Factors

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment

Western Asset Municipal Defined Opportunity Trust Inc.	49

Summary of information regarding the Fund (unaudited) (cont’d)

objectives. Your Common Stock at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in the Common Stock represents an indirect investment in the fixed income securities and other investments owned by the Fund, most of which could be purchased directly. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. At any point in time, your Common Stock may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Below Investment Grade (High Yield) Securities Risk. High yield debt securities are generally subject to greater credit risks than higher-grade debt securities, including the risk of default on the payment of interest or principal. High yield debt securities are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield debt securities tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Municipal Securities Risk. Liquidity in the municipal securities market may vary from time to time. At times of decreased liquidity, the ability of the Fund to buy and sell municipal securities may, with respect to any particular securities, be limited. The amount of information about the financial condition of an issuer of municipal securities may not be as extensive as information about corporations whose securities are publicly traded, and the Fund’s performance may therefore be more dependent on Western Asset’s analytical abilities than if the Fund were to invest in stocks or taxable bonds. The secondary market for municipal securities, particularly the below investment grade municipal securities in which the Fund may invest, also tends to be less developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s

50	Western Asset Municipal Defined Opportunity Trust Inc.

obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

Obligations of issuers of municipal securities may be subject to the provisions of bankruptcy, insolvency and the United States Bankruptcy Code and applicable state laws, which could limit the ability of the Fund to recover payments of principal or interest on such securities.

Certain municipal securities which may be held by the Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem municipal securities held by the Fund during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and may not be able to reinvest the proceeds in municipal securities providing as high a level of investment return as the securities redeemed.

Revenue bonds issued by state or local agencies to finance the development of low-income, multifamily housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest.

Inverse Floating Rate Securities and Tender Option Bonds Risk. Subject to certain limitations, the Fund may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds purchased from the Fund or a third party. An investment in an inverse floating rate security may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floating rate security, the value of an inverse floating rate security is generally more volatile than that of a fixed-rate bond.

Inverse floating rate securities have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floating rate securities have varying degrees of liquidity, and the market for these

Western Asset Municipal Defined Opportunity Trust Inc.	51

Summary of information regarding the Fund (unaudited) (cont’d)

securities is relatively volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency.

During times of reduced market liquidity, such as at the present, the Fund may not be able to sell municipal securities readily at prices reflecting the values at which the securities are carried on the Fund’s books. Sales of large blocks of municipal securities by market participants, such as the Fund, that are seeking liquidity can further reduce municipal security prices in an illiquid market. The Fund may seek to make sales of large blocks of municipal securities as part of its investment strategy or it may be required to raise cash to re-collateralize, unwind or “collapse” tender option bond trusts that issued inverse floating rate securities to the Fund or to make payments to such trusts to enable them to pay for tenders of the short-term securities they have issued if the remarketing agents for those municipal securities are unable to sell the short-term securities in the marketplace to other buyers (typically tax-exempt money market funds). The Fund’s potential exposure to losses related to or on inverse floating rate securities may increase beyond the value of the Fund’s inverse floater investments as the Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates.

Although volatile, inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

Investment in inverse floating rate securities may amplify the effects of the Fund’s use of leverage. Any economic effect of leverage through the Fund’s purchase of inverse floating rate securities will create an opportunity for increased Common Stock net income and returns, but may also result in losses if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

TOB transactions expose the Fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the Fund would typically receive on inverse floaters acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

52	Western Asset Municipal Defined Opportunity Trust Inc.

Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline, and the insurance may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the Common Stock represented by such insured obligation.

Special Risks Related to Certain Municipal Securities. The Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate governmental body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit

Western Asset Municipal Defined Opportunity Trust Inc.	53

Summary of information regarding the Fund (unaudited) (cont’d)

quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Alternative Minimum Tax and Taxable Income Risk. The Fund will qualify to pay “exempt-interest dividends,” which are exempt from U.S. federal income tax, for any taxable year only if at least 50% of the value of its assets, as of the close of each quarter of the taxable year, consists of state or local obligations described in Section 103(a) of the Code. Assuming that the Fund qualifies to pay exempt-interest dividends, it is anticipated that certain of the Fund’s distributions will nevertheless constitute taxable income. Moreover, a portion of the Fund’s exempt-interest dividends may be subject to federal alternative minimum tax, and all or a portion of such dividends may be subject to state and local taxation.

While, under normal circumstances, the Fund will invest at least 80% of its net assets in investment grade municipal securities, the interest on which is exempt from federal income tax, the Fund may invest up to 20% of its net assets in investments that generate income that is subject to federal income tax and in municipal securities the interest on which is subject to the federal alternative minimum tax. As a result, a portion of the Fund’s distributions may be taxable to Common Stockholders. In particular, the Fund may use a variety of derivative instruments and may sell certain fixed-income securities short including, but not limited to, U.S. Treasuries, for investment and/or hedging purposes. To the extent that the Fund utilizes these strategies the Fund could generate taxable income and gains. Distributions of any capital gain or other taxable income (including gain and “market discount” realized by the Fund on the sale of municipal securities) will be taxable to Common Stockholders. The Fund may not be a suitable investment for investors subject to the federal alternative minimum tax or who would become subject to such tax by investing in the Fund. The suitability of an investment in Common Stock will depend upon a comparison of the after tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations apply to corporate investors.

Certain provisions of the Code relating to the issuance of municipal obligations impose restrictions on the volume of municipal obligations qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the municipal securities available

54	Western Asset Municipal Defined Opportunity Trust Inc.

for purchase by the Fund and thus reduce available yield. Legislative proposals that may further restrict or eliminate the federal income tax exemption for interest on municipal obligations may be introduced in the future. The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities normally is not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels.

Credit Crisis Liquidity and Volatility Risk. The markets for credit instruments, including fixed income securities, have experienced periods of extreme illiquidity and volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have also resulted in significant valuation uncertainties in a variety of debt securities, including certain fixed income securities. These conditions resulted, and in many cases continue to result in greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. During times of reduced market liquidity, the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund’s books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. These market conditions may make valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or decreases in its holdings. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Common Stock.

Government Intervention in Financial Markets. The instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. Western Asset will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Western Asset Municipal Defined Opportunity Trust Inc.	55

Summary of information regarding the Fund (unaudited) (cont’d)

Limited Term Risk. It is anticipated that the Fund will terminate on or about April 30, 2021. The Fund does not seek to return $20 per share upon termination. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. As the Fund approaches its termination date, the portfolio composition of the Fund may change, which may cause the Fund’s returns to decrease and the market price of the Common Stock to fall. Rather than reinvesting the proceeds of its securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of assets under management, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund. Upon its termination, the Fund will distribute substantially all of its net assets to Common Stockholders which may be more than, equal to or less than $20 per share.

Derivatives Risk. The Fund may utilize a variety of derivative instruments such as options, floors, caps and collars, futures contracts, forward contracts, options on futures contracts and indexed securities. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

The Securities and Exchange Commission adopted a new rule on October 28, 2020 that mandates that a fund’s derivatives risk management program provide for specific items as required by the rule, including compliance with a VaR test. Compliance with these new

56	Western Asset Municipal Defined Opportunity Trust Inc.

requirements will be required after an eighteen-month transition period following the effective date of the adopted rule. Following the compliance date, these requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments in derivatives, which could adversely affect shareholders.

Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. When the Fund sells credit protection via a credit default swap, credit risk increases since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

Short Sales Risk. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, which may be substantial. A fund that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the fund does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position.

Counterparty Risk. The Fund may enter into transactions with counterparties that become unable or unwilling to fulfill their contractual obligations. There can be no assurance that any such counterparty will not default on its obligations to the Fund. In the event of a counterparty default, the Fund may be hindered or delayed in exercising rights against a counterparty and may experience significant losses. To the extent that the Fund enters into multiple transactions with a single or small set of counterparties, the Fund will be subject to increased counterparty risk.

Credit Risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Interest Rate Risk. The market value of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations is generally greater for securities with longer maturities. Changes in the value of the Fund’s portfolio securities will generally not affect income derived from those securities, but will affect the Fund’s net asset value. Western Asset’s judgment about interest rate trends may prove to be incorrect.

Western Asset Municipal Defined Opportunity Trust Inc.	57

Summary of information regarding the Fund (unaudited) (cont’d)

Prepayment Risk. Prepayments may cause losses on securities purchased at a premium. At times, some of the securities in which the Fund may invest may have higher than market interest rates and therefore may be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, may cause the Fund to experience a loss equal to any unamortized premium. In addition, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to stockholders. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s Common Stock price or its overall return.

When-Issued and Delayed-Delivery Transactions Risk. The Fund may purchase municipal securities on a when-issued basis, and may purchase or sell those securities for delayed delivery. When-issued and delayed-delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself. Similar concerns arise for securities sold on a delayed-delivery basis.

Liquidity Risk. The Fund may invest all or a portion of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of

58	Western Asset Municipal Defined Opportunity Trust Inc.

within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Liquidity risk exists when particular investments are difficult to sell. Securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments in order to segregate assets or for other cash needs, the Fund may suffer a loss.

Leverage Risk. As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes as permitted by the 1940 Act. In addition, the Fund may lend portfolio securities, invest in certain instruments, including inverse floating rate securities, participate in the creation of tender option bonds and enter into transactions such as short sales, that have the economic effect of financial leverage; provided that the Fund will not make such investments if, upon completion of the investment, the effective leverage of the Fund would be greater than 10% of the Fund’s total assets. Any effective leverage will create an opportunity for increased returns on the Fund’s Common Stock but also create the possibility of losses if the cost of leverage exceeds the return on the Fund’s investment. The Fund’s use of effective leverage through its investments in derivative instruments will result in income that will generally not be exempt from federal income tax and, thus, the Fund will generally not be eligible to pay exempt-interest dividends with respect to such income. The effective leverage offered by such investments could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in them. Because the fees received by the LMPFA and Western Asset are based on the total Managed Assets of the Fund, the LMPFA and Western Asset have a financial incentive for the Fund to use financial leverage, which may create a conflict of interest between the LMPFA and Western Asset and the Common Stockholders. There is no assurance that the Fund’s strategy of investing in instruments that have the economic effect of financial leverage will be successful.

Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether

Western Asset Municipal Defined Opportunity Trust Inc.	59

Summary of information regarding the Fund (unaudited) (cont’d)

or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, first detected in China in December 2019, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel, significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Certain risks, such as interest rate risk, credit risk, liquidity risk and counterparty risk, may be heightened as a result of such market events. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Market Price Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common Stock in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the Common Stock will depend not upon the Fund’s net asset value but upon whether the market price of the Common Stock at the time of sale is above or below the investor’s purchase price for the Common Stock.

Because the market price of the Common Stock will be determined by factors such as relative supply of and demand for the Common Stock in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot

60	Western Asset Municipal Defined Opportunity Trust Inc.

predict whether the Common Stock will trade at, above or below net asset value or at, above or below the initial public offering price. The Fund’s Common Stock is designed primarily for long term investors and you should not view the Fund as a vehicle for trading purposes.

Portfolio Turnover Risk. Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate may result in increased transaction costs for the Fund in the form of increased dealer spreads and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of the Fund will vary from year to year, as well as within a year.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. Western Asset and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Western Asset’s judgement about the attractiveness, relative value or potential appreciation of a particular sector or security may prove to be incorrect.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M.

Anti-Takeover Provisions Risk. The Fund’s Charter and Bylaws include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective. Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. There can be no assurance, however, that such provisions will be sufficient to deter activist investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term shareholders.

Temporary Defensive Strategies Risk. When Western Asset anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in cash or short-term fixed-income securities. To the extent that the Fund invests defensively, it may not achieve its primary investment objective.

Western Asset Municipal Defined Opportunity Trust Inc.	61

Summary of information regarding the Fund (unaudited) (cont’d)

Operational risk. The valuation of the Fund’s investments may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or proprietary information, cause the Fund, the Fund’s manager and subadviser and/or their service providers to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund, manager and subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the manager. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

More Information

For a complete list of the Fund’s fundamental investment restrictions and more detailed descriptions of the Fund’s investment policies, strategies and risks, see the Fund’s registration statement on Form N-2 that was declared effective by the SEC on March 26, 2009, as amended or superseded by subsequent disclosures. The Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act.

62	Western Asset Municipal Defined Opportunity Trust Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Western Asset Municipal Defined Opportunity Trust Inc.	63

Dividend reinvestment plan (unaudited) (cont’d)

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

64	Western Asset Municipal Defined Opportunity Trust Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2020:

Record date:	11/22/2019	12/20/2019	1/24/2020	Monthly	10/23/2020
Payable date:	12/2/2019	12/31/2019	2/3/2020	March 2020 through October 2020	11/2/2020
Tax-Exempt Interest	100.00%	98.76%	79.42%	92.66%	72.17%
Taxable Income*	—	1.24%	14.29%	—	20.49%
Tax Return of Capital	—	—	6.29%	7.34%	7.34%

The following information is applicable to non-U.S. resident shareholders:

*	All of the ordinary income distributions paid monthly by the Fund represent Interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Western Asset Municipal Defined Opportunity Trust Inc.	65

Western Asset

Municipal Defined Opportunity Trust Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen*

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

George P. Hoyt**

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

*	Effective April 17, 2020, Mr. Jensen became Chief Compliance Officer.
**	Effective August 13, 2020, Mr. Hoyt became Secretary and Chief Legal Officer.

Western Asset Municipal Defined Opportunity Trust Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

MTT

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

Western Asset Municipal Defined Opportunity Trust Inc.

Western Asset Municipal Defined Opportunity Trust Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Municipal Defined Opportunity Trust Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX012163 1/21 SR20-4054

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending November 30, 2019 and November 30, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,951 in November 30, 2019 and $41,260 in November 30, 2020.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in November 30, 2019 and $0 in November 30, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in November 30, 2019 and $0 in November 30, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Municipal Defined Opportunity Trust Inc. were $0 in November 30, 2019 and $0 in November 30, 2020.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Municipal Defined Opportunity Trust Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Municipal Defined Opportunity Trust Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for November 30, 2019 and November 30, 2020; Tax Fees were 100% and 100% for November 30, 2019 and November 30, 2020; and Other Fees were 100% and 100% for November 30, 2019 and November 30, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Municipal Defined Opportunity Trust Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Municipal Defined Opportunity Trust Inc. during the reporting period were $405,307 in November 30, 2019 and $701,092 in November 30, 2020.

(h) Yes. Western Asset Municipal Defined Opportunity Trust Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Municipal Defined Opportunity Trust Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)- 6 under the Investment Advisers

Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

4.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering, and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.

Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

c.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Western Asset Management Company Limited

Proxy Voting and Corporate Actions Policy

NOTE: Below policy relating to Proxy Voting and Corporate Actions is a global policy for all Western Asset affiliates. As compliance with the Policy is monitored by Western Asset Pasadena affiliate, the Policy has been adopted from US Compliance Manual and therefore all defined terms are those defined in the US Compliance Manual rather than UK Compliance Manual.

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

RESPONSIBILITY AND OVERSIGHT

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

PROXY VOTING

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

Proxies are reviewed to determine accounts impacted.

Impacted accounts are checked to confirm Western Asset voting authority.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TIMING

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

A copy of Western Asset’s policies and procedures.

Copies of proxy statements received regarding client securities.

A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

•	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

DISCLOSURE

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

CONFLICT OF INTEREST

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

VOTING GUIDELINES

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

BOARD APPROVAL PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

Matters relating to the Board of Directors – Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

Votes are cast on a case-by-case basis in contested elections of directors.

Matters relating to Executive Compensation – Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by- case basis on board-approved proposals relating to executive compensation, except as follows:

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters relating to Capitalization – The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board- approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

Western Asset votes for proposals relating to the authorization of additional common stock;

Western Asset votes for proposals to effect stock splits (excluding reverse stock splits);

Western Asset votes for proposals authorizing share repurchase programs;

Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions;

Western Asset votes these issues on a case-by-case basis on board-approved transactions;

Matters relating to Anti-Takeover Measures – Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans;

Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters – Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws;

Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans;

Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals;

Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

VOTING SHARES OF INVESTMENT COMPANIES

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios;

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

VOTING SHARES OF FOREIGN ISSUERS

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management;

Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees;

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated;

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary.

Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

CORPORATE ACTIONS

Western Asset must pay strict attention to any corporate actions that are taken with respect to issuers whose securities are held in client accounts. For example, Western Asset must review any tender offers, rights offerings, etc., made in connection with securities owned by clients. Western Asset must also act in a timely manner and in the best interest of each client with respect to any such corporate actions.

Western Asset Management Company Ltd (“WAMJ”) Proxy Voting Policies and Procedures

POLICY

As a fixed income only manager, the occasion to vote proxies for WAMJ is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMJ will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The WAMJ Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Operations (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority, WAMJ will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if WAMJ becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If WAMJ personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm WAMJ voting authority.

c.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and WAMJ obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle), WAMJ seeks voting instructions from an independent third party.

e.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, WAMJ may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

WAMJ personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

WAMJ maintains records of proxies. These records include:

a.	A copy of WAMJ’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by WAMJ that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and WAMJ’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in WAMJ’s offices.

Disclosure

WAMJ’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

WAMJ’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

1b.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, WAMJ generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

WAMJ votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

WAMJ generally favors compensation programs that relate executive compensation to a company’s long- term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for stock option plans that will result in a minimal annual dilution.

b.	WAMJ votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	WAMJ votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, WAMJ votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where WAMJ is otherwise withholding votes for the entire board of directors.

a.	WAMJ votes for proposals relating to the authorization of additional common stock.

b.	WAMJ votes for proposals to effect stock splits (excluding reverse stock splits).

c.	WAMJ votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions WAMJ votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

WAMJ votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	WAMJ votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	WAMJ votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

WAMJ votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	WAMJ votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	WAMJ votes against authorization to transact other unidentified, substantive business at the meeting.

2b.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. WAMJ votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	WAMJ votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	WAMJ votes for shareholder proposals that are consistent with WAMJ’s proxy voting guidelines for board-approved proposals.

c.	WAMJ votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

3b.	Voting Shares of Investment Companies

WAMJ may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

•

WAMJ votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

WAMJ votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

4b.	Voting Shares of Foreign Issuers

In the event WAMJ is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	WAMJ votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	WAMJ votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

WAMJ votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

WAMJ votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Western Asset Management Company Pte. Ltd. (“WAMS”)

Compliance Policies and Procedures

Proxy Voting

WAMS has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the applicable laws and regulations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMS will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed  at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. [See conflicts of interest section of these procedures for further information on determining material conflicts of interest.]

4.

If a material conflict of interest exists, (4.1) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (4.2) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (4) or (5) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

A copy of Western Asset’s policies and procedures.

Copies of proxy statements received regarding client securities.

A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

•	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part 1 deals with proposals which have been approved and are recommended by a company’s board of directors; Part 2 deals with proposals submitted by shareholders for inclusion in proxy statements; Part 3 addresses issues relating to voting shares of investment companies; and Part 4 addresses unique considerations pertaining to foreign issuers

Part 1 - Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve  proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

Matters relating to the Board of Directors. Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

•

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

•	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

•	Votes are cast on a case-by-case basis in contested elections of directors.

Matters relating to Executive Compensation. Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

Western Asset votes against stock option plans or proposals that permit replacing or re-pricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters relating to Capitalization. The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

•	Western Asset votes for proposals relating to the authorization of additional common stock.

•	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

•	Western Asset votes for proposals authorizing share repurchase programs.

Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions. Western Asset votes these issues on a case-by-case basis on board-approved transactions.

Matters relating to Anti-Takeover Measures. Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

•	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

•	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters. Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

•	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

•	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

Part 2 - Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Part 3 – Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts 1 and 2 above are voted in accordance with those guidelines.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g. proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

Part 4 – Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have pre-emptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager. In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (1) the right to vote proxies has been reserved to a named fiduciary of the client, and (2) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

David Fare Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; portfolio manager at Western Asset since 2005; prior to that time, Mr. Fare was with Citigroup Asset Management or one of its affiliates since 1989.

Robert Amodeo Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; portfolio manager at Western Asset since 2005; prior to that time, Mr. Amodeo was a Managing Director and portfolio manager with Salomon Brothers Asset Management Inc from 1992 to 2005.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the above named fund’s investment professional responsible for the day-to-day management with other members of the Fund’s portfolio management team for the fund. Unless noted otherwise, all information is provided as of November 30, 2020.

Other Accounts Managed by Investment Professional

The table below identifies the number of accounts (other than the fund) for which the below named fund’s investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	99	$168.09 billion	None	None
	Other Pooled Vehicles	223	$82.09 billion	10	$1.44 billion
	Other Accounts	636	$228.91 billion	25	$15.56 billion
Robert E. Amodeo‡	Other Registered Investment Companies	20	$12.33 billion	None	None
	Other Pooled Vehicles	3	$2.10 billion	None	None
	Other Accounts	10	$3.25 billion	None	None
David T. Fare‡	Other Registered Investment Companies	17	$11.64 billion	None	None
	Other Pooled Vehicles	2	$2.08 billion	None	None
	Other Accounts	4	$1.68 billion	None	None

‡

The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of November 30, 2020.

Investment Professional	Dollar Range of Portfolio Securities Beneficially Owned

S. Kenneth Leech	A
David T. Fare	A
Robert Amodeo	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal Defined Opportunity Trust Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 28, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	January 28, 2021